Exhibit 10.2

AMENDMENT NO. 1 TO

AWARD AGREEMENT

This Amendment No. 1 (the “Amendment”) to that certain Award Agreement by and between Lawson Products, Inc., a Delaware corporation (the “Company”) and Michael G. DeCata (the “Executive”), dated as of August 14, 2017, (the “Agreement”) is made and entered into as of April 11, 2018 (the “Amendment Effective Date”).

As of the Amendment Effective Date, the parties to the Agreement, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to the following changes to the Agreement.

1.	The grants of the MSUs and RSAs provided for in Sections 1(c) and 1(d) of the Agreement are cancelled, and references to the MSUs and RSAs throughout the Agreement are null and void.

2.	The remainder of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

EXECUTIVE:

/s/ Michael G. DeCata
Michael G. DeCata

LAWSON PRODUCTS, INC.

By:	/s/ Neil E. Jenkins
Neil E. Jenkins
Executive Vice President, General Counsel and Secretary

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